Exhibit 10.16

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the “Agreement”) is made as of September 25, 2020 by and between Randolph N. Osherow, as Chapter 7 trustee in the Bankruptcy Case (as defined below) (the “Seller”), on the one hand, and US Energy Corporation, a Texas corporation (the “Buyer,” and together with Seller, the “Parties,” and each, a “Party”), on the other hand.

WHEREAS, on June 24, 2020, a voluntary petition was filed under Chapter 7 of Title 11 of the United States Code (the “Bankruptcy Code”) by FieldPoint Petroleum Corporation, a Texas corporation (the “Debtor”).

WHEREAS, the Debtor’s bankruptcy case is pending in the United States Bankruptcy Court for the Western District of Texas (the “Bankruptcy Court”) styled In re FieldPoint Petroleum Corporation, Case Number 1:20-bk-10726 (the “Bankruptcy Case”).

WHEREAS, Seller was appointed as Chapter 7 trustee for the Debtor’s estate (the “Estate”) in the Bankruptcy Case on June 24, 2020.

WHEREAS, Buyer desires to purchase and Seller desires to sell to Buyer, or a successful overbidder, as the case may be, substantially all of the Debtor’s assets, except the Excluded Assets as hereafter defined, free and clear of all liens, claims, encumbrances, licenses and interests in accordance with Section 363 of the Bankruptcy Code, and otherwise on the terms and conditions set forth herein.

IN CONSIDERATION OF the premises and mutual covenants contained in this Agreement, and for good and valuable consideration, the Parties agree as follows:

1. Purchase and Sale of Assets. On the Closing Date (as hereinafter defined), Seller will transfer, sell, assign and convey to Buyer, and Buyer will purchase and acquire from Seller, free and clear of all liens, claims, licenses, encumbrances and interests, in accordance with Section 363 of the Bankruptcy Code, all of the Estate’s right, title and interest in and to all of the assets of the Debtor, including those set forth on Exhibit A attached hereto, but excluding only those Excluded Assets identified on Exhibit B (collectively referred to herein as the “Assets”). The Assets shall not include the excluded assets set forth in Exhibit B attached hereto (collectively referred to herein as the “Excluded Assets”). To the extent the Assets include any books, records and/or other documents (whether in electronic, hard copy or any other form) (collectively, the “Records”), Buyer shall retain copies of the Records or the originals thereof as may be reasonably necessary; and Buyer agrees to provide reasonable access to Seller to the Records as may be necessary to administer the Estate and/or wind-up the affairs of the Debtor and the Estate or otherwise relating thereto. To the extent the Excluded Assets include any Records, Seller agrees that Buyer shall be permitted to access such Records with Seller’s consent, which consent shall not be unreasonably withheld. Buyer understands and acknowledges that Seller has limited Records in his possession and Buyer shall be responsible for obtaining possession of any Records it has acquired, and records it seeks to review that are defined as Excluded Assets (provided that if the Records are Excluded Assets, Buyer must first obtain Seller’s consent, which consent shall not be unreasonably withheld). Buyer and Seller agree that no records of the Debtor may be destroyed without the written consent of the other for a period of at least two years after the sale is closed. After such two-year period has lapsed, the holder of such records shall be entitled to destroy them after notice to the non-custodial party. If any such records are held by the other, but the non-holding party seeks to retain such records, the non-holding party must request such records and pay the cost of delivering such records to the non-holding entity before two years after the Closing Date. If a party desires to destroy records within two years of the closing date and the other party refuses to consent to such destruction, the party seeking to destroy the records may deliver such records to the offices of the non-consenting party and the non-consenting party shall be obligated to accept delivery of such records.

2. Purchase Price. The purchase price (the “Purchase Price”) of the Assets shall be Five Hundred Thousand Dollars ($500,000.00), subject to adjustment if Buyer submits an overbid at the Auction (as hereafter defined) payable by Buyer as follows:

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2.1 Cash Deposit at Execution of Agreement. Buyer has paid to Seller the cash sum of Twenty-Five Thousand Dollars ($25,000.00) by wire transfer (the “Deposit”), as a deposit against the Purchase Price. The Deposit shall be held directly by Seller and may be cashed by Seller. Any interest earned on the Deposit shall be for the account of Seller. The Deposit shall be refunded promptly to Buyer if: (i) the Bankruptcy Court does not approve Seller’s entry into this Agreement and/or this Agreement by the Outside Date; (ii) Buyer is neither the Successful Bidder (as hereafter defined) nor the Backup Bidder (as hereafter defined); (iii) Buyer is the Backup Bidder but Seller closes the sale to the Successful Bidder; or (iv) the Closing (as hereinafter defined) fails to occur within the time specified in this Agreement for any reason other than Buyer’s breach of this Agreement or any of its obligations hereunder. If the Closing fails to occur as a result of Buyer’s breach of this Agreement, Seller shall be entitled to receive and retain the Deposit as liquidated damages as provided below.

BUYER AND SELLER AGREE THAT: (A) IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE ASSETS PURSUANT TO THIS AGREEMENT BY REASON OF BUYER’S BREACH OF THIS AGREEMENT, THEN SELLER’S SOLE AND EXCLUSIVE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE AND RETAIN THE DEPOSIT TO THE EXTENT THAT IT HAS BECOME NONREFUNDABLE TO BUYER PURSUANT TO THIS AGREEMENT AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, AND UNDER SUCH CIRCUMSTANCES, SELLER WAIVES ALL RIGHTS TO OBTAIN BUYER’S SPECIFIC PERFORMANCE; AND (B) BECAUSE OF THE NATURE OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO FIX SELLER’S ACTUAL DAMAGES IF SUCH A BREACH OCCURS AND THEREFORE THE AMOUNT OF LIQUIDATED DAMAGES SPECIFIED ABOVE SHALL BE PRESUMED TO BE THE AMOUNT OF DAMAGES SELLER WOULD SUSTAIN BY REASON OF SUCH A BREACH AND REPRESENTS A REASONABLE ESTIMATE OF THOSE DAMAGES, TAKING INTO ACCOUNT, AMONG OTHER FACTORS, THE CIRCUMSTANCES EXISTING AS OF THE TIME OF ENTRY INTO THIS AGREEMENT.

2.2 Cash at Closing. Buyer shall deliver to Seller the balance of the Purchase Price at the Closing via wire transfer. Said sum shall be paid to Seller prior to or on the Closing Date.

2.3 Reimbursement of Buyer’s Expenses. In the event that: (i) Buyer is neither the Successful Bidder nor the Backup Bidder or (ii) Buyer is the Backup Bidder, and in each such case, Seller closes a sale of the Assets to the Successful Bidder or the Backup Bidder (but in each such case not Buyer), Seller shall, as promptly as practicable after the Closing, reimburse Buyer, from the sale proceeds, for its reasonable actual fees and expenses not to exceed Twenty-Five Thousand Dollars ($25,000.00) incurred in connection with acting as the “Stalking Horse Bidder,” including, without limitation, due diligence expenses, negotiation of this Agreement, review of the Sale Motion (as hereafter defined), and appearance at the hearing on the Sale Motion (the “Expense Reimbursement”). For the avoidance of doubt, the Expense Reimbursement: (i) shall only be payable from the sale proceeds received by Seller from a sale of the Assets and neither Seller nor the Estate shall have any liability for the Expense Reimbursement and no claim shall exist therefor unless a Closing occurs; and (ii) is subject to Bankruptcy Court approval (which is being sought concurrently with and not prior to the approval of the sale) and shall only be payable if the Bankruptcy Court approves the Expense Reimbursement. Failure of the Bankruptcy Court to approve the Expense Reimbursement provided in this Section 2.3 shall not act to invalidate this Agreement nor give rise to any rights, remedies or claims in favor of Buyer (including any right to terminate this Agreement). The provisions of this Section 2.3 shall be for the benefit of Buyer only and no other person or entity.

2.4 Sales Tax Payable by Buyer. Buyer shall pay the sales tax due, if any, with respect to the transactions contemplated hereby.

3. Title. Seller shall convey title to the Assets to Buyer by bill of sale (the “Bill of Sale”) and quitclaim assignment (“Quitclaim Assignment”) in substantially the forms attached hereto as Exhibit C and Exhibit D, and as approved by the Bankruptcy Court, free and clear of all liens, claims, licenses, encumbrances and interests pursuant to Section 363 of the Bankruptcy Code.

4. Reserved.

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5. No Representations; Indemnity.

5.1 EXCEPT AS EXPRESSLY PROVIDED HEREIN OR IN THE SALE ORDER (AS HEREAFTER DEFINED), BUYER AGREES AND ACKNOWLEDGES THAT THE TRANSFER OF THE ASSETS IS MADE PURSUANT TO ORDER OF THE BANKRUPTCY COURT AND IS MADE “AS IS” AND “WHERE IS”, AND ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED HEREIN, SELLER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE ASSETS OR OTHERWISE, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATION OR WARRANTY REGARDING THE TITLE OR CONDITION OF THE ASSETS OR THE FITNESS, DESIRABILITY, OR MERCHANTABILITY THEREOF OR SUITABILITY THEREOF FOR ANY PARTICULAR PURPOSE, OR ANY BUSINESS PROSPECTS, OR VALUATION OF THE ASSETS, OR THE COMPLIANCE OF THE ASSETS IN THEIR CURRENT OR FUTURE STATE WITH APPLICABLE LAWS OR ANY VIOLATIONS THEREOF. BUYER FURTHER ACKNOWLEDGES THAT SELLER SHALL DELIVER TO THE BUYER ALL ASSETS IN SELLER’S OR ITS COUNSEL’S POSSESSION; BUT THAT SELLER DOES NOT HAVE POSSESSION OF ALL OF THE ASSETS, AND THAT TO THE EXTENT THE SELLER IS NOT IN POSSESSION OF AN ASSET SOLD HEREUNDER, BUYER WILL HAVE SOLE RESPONSIBILITY TO OBTAIN POSSESSION OF THE ASSETS, AT ITS SOLE EXPENSE. BUYER AGREES THAT SELLER HAS NO OBLIGATION OR LIABILITY WHATSOEVER WITH RESPECT TO ANY SEPARATE AGREEMENTS, INDEMNITIES, REPRESENTATIONS OR WARRANTIES ENTERED INTO BY BUYER, UNLESS THE SELLER HAS ACTUAL KNOWLEDGE OF SUCH MATTERS BEFORE THE CLOSING DATE AND FAILS TO DISCLOSE SUCH MATTERS TO THE BUYER PRIOR TO THE CLOSING DATE. AS TO ALL SUCH MATTERS THAT ARE NOT KNOWN TO EITHER THE BUYER OR THE SELLER AS OF THE CLOSING DATE, ANY RISK OF LOSS SHALL BE BORNE SOLELY BY BUYER.

5.2 BUYER FURTHER ACKNOWLEDGES AND REPRESENTS THAT IT ENTERS INTO THIS AGREEMENT AFTER ITS INDEPENDENT INVESTIGATION OF THE FACTS AND CIRCUMSTANCES RELATING TO THE ASSETS AND THE TRANSACTION DESCRIBED HEREIN. WITHOUT LIMITING THE FOREGOING, BUYER IS NOT RELYING ON SELLER OR THE ESTATE FOR ANY INFORMATION REGARDING THE ASSETS OR OTHERWISE; EXCEPT THAT SELLER HAS REPRESENTED AND WARRANTS THAT IT HAS PROVIDED BUYER WITH ALL DOCUMENTS (WITH THE EXCEPTION OF ANY DOCUMENTS SUBJECT TO ANY APPLICABLE PRIVILEGE, INCLUDING, WITHOUT LIMITATION, ATTORNEY CLIENT AND WORK PRODUCT) IN ITS POSSESSION RELATIVE TO THE ASSETS BEING SOLD.

5.3 Buyer assumes responsibility for obtaining all required licenses, copyrights, patents, trademarks, permits and/or other agreements and/or rights as may be required so that Buyer may lawfully use, sell, distribute or dispose of any of the Assets.

5.4 BUYER HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD SELLER AND ITS, ATTORNEYS, CONSULTANTS, INDEPENDENT CONTRACTORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “INDEMNITEES”) HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, DEMANDS, CLAIMS, ACTIONS OR CAUSES OF ACTION, ASSESSMENTS, LOSSES, COSTS, DAMAGES OR PENALTIES OR EXPENSES, INCLUDING ATTORNEYS’ FEES, IMPOSED ON, ACCRUED AGAINST, ASSERTED AGAINST, SUSTAINED OR INCURRED BY INDEMNITEES, DIRECTLY OR INDIRECTLY, RESULTING FROM, ARISING OUT OF, RELATED TO, OR BY VIRTUE OF: (A) ANY LIABILITY OR OBLIGATION OF BUYER ARISING PRIOR TO, ON OR AFTER THE CLOSING DATE, WHETHER OR NOT RELATED TO THE OWNERSHIP OR USE OF THE ASSETS; (B) BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF BUYER CONTAINED HEREIN OR IN ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH; AND (C) THE OWNERSHIP, SALE, USE, OR DISTRIBUTION OF THE ASSETS FROM AND AFTER THE CLOSING DATE.

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6. Seller’s Representations and Warranties. Seller makes the following representations and warranties, which shall survive execution of this Agreement and which shall survive the Closing:

6.1 Authority. Seller is the Chapter 7 trustee in the Bankruptcy Case. Subject to entry of the Sale Order, Seller has the authority to enter into this Agreement and to consummate the transactions contemplated thereby.

6.2 Notice of Motion for Sale Confirmation Order. Seller has filed a Sale Motion seeking entry of the Sale Order. Promptly following execution of this Agreement, Seller shall amend the Sale Motion to include notice of this Agreement.

7. Buyer’s Representations and Warranties. Buyer makes the following representations, warranties and covenants (including, without limitation, those made elsewhere in this Agreement), which shall survive execution of this Agreement and which shall survive the Closing:

7.1 Authority. Buyer has the power and authority to enter into this Agreement and consummate the transactions contemplated thereby.

7.2 Investigations. Buyer acknowledges that Seller, as recently appointed Chapter 7 trustee in the Bankruptcy Case, has limited information and documents concerning the Assets; Buyer has made its own investigation concerning Assets, the condition of title or any other matter pertaining to the Assets; and, other than the express representations made by Seller pursuant to this Agreement. Buyer is not relying on any representations, warranties or inducements of Seller (or any agent of Seller) with respect to the Assets, the condition of title to the Assets or any other matter pertaining to the Assets, the transaction contemplated herein or otherwise.

8. Conditions Precedent to Closing for Benefit of Seller. As independent conditions precedent for the benefit of Seller, Seller’s obligations hereunder, including the obligation to transfer the Assets to Buyer, are contingent upon satisfaction of each of the following conditions unless otherwise waived by Seller in writing on or before the Closing:

8.1 Receipt by Seller of Buyer’s Deliveries. Seller shall have received at the Closing the deliveries required by Section 10 of this Agreement.

8.2 Compliance with Covenants. Buyer shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by Buyer on or prior to the Closing.

8.3 Sale Order and Findings. This Agreement and the transactions contemplated herein shall have been approved by the Bankruptcy Court and the Bankruptcy Court shall have entered the Sale Order in the Bankruptcy Case so approving, concurrently with findings of fact and conclusions of law (in form and substance reasonably acceptable to Seller) (the “Findings”), and such Sale Order shall be final with no appeal having been filed (or if any appeal has been filed, no stay shall have been issued either preventing this Agreement from becoming enforceable or the Sale closing).

8.4 Buyer is Successful Bidder or Backup Bidder. Buyer shall be either: (i) the Successful Bidder at the Auction; or (ii) Buyer shall be the Backup Bidder at the Auction and the Successful Bidder shall have failed to close.

8.5 No Violation of Orders. No preliminary or permanent injunction or other order that would prevent the consummation of the transactions contemplated by this Agreement shall be in effect.

9. Conditions Precedent to Buyer’s Closing. As independent conditions precedent for the benefit of Buyer, Buyer’s obligations hereunder, including the obligation to pay the Purchase Price, are contingent upon satisfaction of each of the following conditions unless otherwise waived by Buyer in writing on or before the Closing:

9.1 Receipt by Buyer of Seller’s Deliveries. Buyer shall have received at the Closing the deliveries required under Section 10 of this Agreement.

9.2 Compliance with Covenants. Seller shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by Seller on or prior to the Closing.

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9.3 Sale Order and Findings. This Agreement and the transactions contemplated herein shall have been approved by the Bankruptcy Court and the Bankruptcy Court shall have entered the Sale Order in the Bankruptcy Case so approving, concurrently with the Findings (in form and substance reasonably acceptable to Seller) and such Sale Order shall be final with no appeal having been filed (or if any appeal has been filed, no stay shall have been issued either preventing this Agreement from becoming enforceable or the Sale closing).

9.4 Buyer is Successful Bidder or Backup Bidder. Buyer shall be either: (i) the Successful Bidder at the Auction; or (ii) Buyer shall be the Backup Bidder at the Auction and the Successful Bidder shall have failed to close.

9.5 No Violation of Orders. No preliminary or permanent injunction or other order that would prevent the consummation of the transactions contemplated by this Agreement shall be in effect.

10. Deliveries at Closing. The Parties shall make the following deliveries at Closing:

10.1 Purchase Price. Buyer shall deliver to Seller a cashier’s check or deliver funds via wire transfer to the account of Seller in the amount of the Purchase Price, less the Deposit.

10.2 Bill of Sale: Quitclaim Assignment. Seller shall deliver to Buyer a Bill of Sale and Quitclaim Assignment, substantially in the forms attached as Exhibit C and Exhibit D.

10.3 Corporate Documents. At Seller’s request, Buyer shall deliver to Seller a certified copy of its resolution authorizing the purchase of the Assets and an incumbency certificate and such other corporate related documents as Seller shall reasonably request.

11. Closing. Closing of the sale (the “Closing”) shall occur at the offices of R. Reese & Associates, PPLC, 5225 Katy Freeway, Suite 430, Houston, Texas 77007, or such other location as mutually agreed upon by the Parties, on a date to be mutually agreed upon by the Parties (the “Closing Date”), but in no event later than five (5) business days after the Sale Order is final with no appeal having been filed (or if any appeal has been filed, no stay shall have been issued either preventing this Agreement from becoming enforceable or the Sale closing); provided, however, that in the event that the Closing has failed to occur by October 1, 2020 (the “Outside Date”), this Agreement may be terminated as provided in and subject to the terms of Section 13. The Parties may mutually agree in writing to effect the Closing on an earlier or a later date at their sole discretion. The existence of the Outside Date for the Closing in this Section 11 shall not relieve either Party of their respective obligations under this Agreement to use commercially reasonable efforts to perform and satisfy all conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

11.1 Backup Bidder Closing. If the Successful Bidder shall fail to close, (i) the Backup Bidder shall be obligated to close within ten (10) business days of being notified that the Closing with the Successful Bidder has failed to close due to breach by the Successful Bidder; and (ii) the Outside Date shall be extended by thirty (30) calendar days.

12.Overbid Procedure; Bankruptcy Court Approval; Sale Order. Buyer acknowledges that:

[12.1 Overbid Auction Procedure. The sale of the Assets to Buyer is subject to an overbid auction (the “Auction”) by sealed bid to be submitted to Seller by Monday, August 3rd, 2020, at 4 p.m. or as otherwise required by the Bankruptcy Court. The initial overbid purchase price must be in the amount of at least Five Hundred Fifty Thousand Dollars ($550,000.00). To qualify as a bidder at the Auction, any bidder, other than the named Buyer hereunder, must deliver to Seller: (i) evidence of financial ability to consummate a sale for at least Five Hundred Fifty Thousand Dollars ($550,000.00); (ii) an executed version of this Agreement in substantially the same form hereof but reflecting a Purchase Price of at least Five Hundred Fifty Thousand Dollars ($550,000.00) binding on such bidder (provided, if any bidder proposes to make any changes to the form of this Agreement, such bidder shall highlight any such proposed changes); and (iii) a deposit in the amount of at least Fifty Thousand Dollars ($50,000.00) by cashier’s check made payable to Seller, (any such bidder who has satisfied such conditions, together with Buyer, a “Qualified Bidder”). At the conclusion of the Auction, Seller shall request that the Bankruptcy Court approve the sale of the Assets to the highest Qualified Bidder taking into account such terms of sale as Seller may consider in his reasonable business judgment and determined by the Bankruptcy Court (the “Successful Bidder”) and, in the event the Successful Bidder fails to close, the sale of the Assets to the second highest Qualified Bidder taking into account such terms of sale as Seller may consider in his reasonable business judgment and determined by the Bankruptcy Court (the “Backup Bidder”). Any overbid shall be subject to all other terms and conditions of this Agreement, as applicable and as required by the Bankruptcy Court. The Backup Bidder shall be legally obligated to close the transaction, as if such Backup Bidder had been the Successful Bidder; and shall be subject to the same forfeiture of its deposit and liquidated damages provisions as would apply to the Successful Bidder. No bidder other than the two highest bidders shall be bound to close the transaction. If both the Successful Bidder and the Backup Bidder fail to close, Seller, in his sole discretion, may conduct a new auction sale to the extent there is any buyer willing to be a bidder at such auction.

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12.2 Bankruptcy Court Approval; Sale Order. The sale to Buyer by Seller and the other transactions contemplated by this Agreement are expressly subject to approval of the Bankruptcy Court. Seller has filed with the Bankruptcy Court a motion (the “Sale Motion”) for entry of an order in form and substance reasonably acceptable to Seller and Buyer (the “Sale Order”) providing that, among other things: (i) the sale of the Assets to Buyer in accordance with this Agreement shall be pursuant to Sections 363(b) and 363(f) of the Bankruptcy Code, free and clear of all liens, claims, licenses, encumbrances and interests except as provided in Section 3; (ii) the Sale Order is final with no appeal having been filed (or if any appeal has been filed, no stay shall have been issued preventing this Agreement from becoming enforceable); (iii) Buyer shall be entitled to the Expense Reimbursement if authorized by this Agreement (provided the failure of the Bankruptcy Court to approve such Expense Reimbursement shall not give rise to a right of Buyer to terminate this Agreement); and (iv) the Bankruptcy Court shall retain jurisdiction with respect to any matters relating to the Sale Order or the transactions contemplated by this Agreement. Notwithstanding the foregoing, the Bankruptcy Court’s failure to approve the requests set forth in (iii) or (iv) of this Section 12.2 shall not be a basis to object to the form and substance of the Sale Order.

13. Termination. This Agreement may be terminated by the mutual written consent of the Parties. Either Seller or Buyer may also terminate this Agreement by written notice to the other if the Closing shall not have occurred by the Outside Date contemplated in Section 11 due to no breach by the terminating Party. Buyer may also terminate this Agreement by written notice to Seller, if any of the conditions in Section 9 are not satisfied by the Outside Date, or Seller shall breach any of its obligations under this Agreement. Seller may also terminate this Agreement by written notice to Buyer if any of the conditions in Section 8 are not satisfied by the Outside Date, or Buyer shall breach any of its obligations under this Agreement. No termination under this Section 13 shall release either Party from or act as a waiver of any claim against the other Party, at law or in equity (except as limited by Section 2.1) as a result of such termination or as a result of any breach or default under this Agreement. This Agreement may be terminated as provided herein without further order of the Bankruptcy Court.

14. Commissions. Buyer and Seller each represent and warrant to the other that no person or entity has been engaged by it as a broker, agent or finder, licensed or otherwise, in connection with the transaction contemplated by this Agreement. If any claim is made for a commission or finder’s fee in connection with the transaction contemplated by this Agreement, then the Party upon whose alleged statement, representation or agreement that claim arises shall indemnify, defend, protect and hold harmless the other Party from and against all liability, damage and cost (including actual attorneys’ fees) the other Party incurs as a result thereof. For avoidance of doubt, this Section 14 does not apply to any fee or expense payable to Seller as trustee in the Bankruptcy Case.

15. Miscellaneous.

15.1 Entire Agreement. This Agreement and the written agreements referred to herein and executed in connection herewith constitute the entire understanding among the parties with respect to the subject matter hereof, and supersede all negotiations, prior discussions or other agreements, oral or written.

15.2 Governing Law; Venue. This Agreement has been negotiated and entered into in the State of Texas, and shall be governed by, and construed in accordance with, the laws of State of Texas in effect at the time of its execution, without reference or regard to the principles of conflict of laws. Any action arising out of this Agreement must be brought and maintained in the Bankruptcy Court, and the Parties hereto consent to the jurisdiction of the Bankruptcy Court; provided, after the Bankruptcy Case is closed, any action may be brought in a court located in Travis County, Texas with jurisdiction.

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15.3 Independent Contractors. The parties hereto are independent contractors and nothing contained in this Agreement shall be construed to place them in the relationship of partners, principal and agent, employer/employee or joint venturer. The parties agree that they shall neither have the power or right to bind or obligate the other, nor shall either hold itself out as having such authority.

15.4 Counterparts. This Agreement may be executed in counterparts. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission, by e-mail delivery of a “.pdf or by other electronic format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, “.pdf’ or other electronic format data file signature page were an original thereof (and the same shall be deemed as originals).

15.5 Fees and Costs. If any action, including any arbitration proceeding, is instituted to enforce the terms or provisions of this Agreement (except as provided in Section 8.3), including an action instituted after the bankruptcy of a party, the prevailing party in such action shall be entitled to collect as part of its recovery all reasonable costs, charges and fees, including but not limited to its expert witness fees and attorneys’ fees and costs, incurred in connection with such action.

15.6 Amendment. This Agreement may only be amended or modified by the written agreement of the Parties.

15.7 Severability. If any of the provisions of this Agreement are held invalid under any law, such invalidity shall not affect the remainder of the Agreement.

15.8 No Assignment. Neither this Agreement nor any rights or obligations hereunder shall be assigned by any Party without the prior written consent of the other Parties hereto.

15.9 Successors and Assigns. Subject to Section 15.8, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

15.10 Headings; Construction. The headings of the various Sections of this Agreement are for convenience only and are not intended to explain or modify any of the provisions of this Agreement. No rule of strict construction will be applied in the interpretation or construction of this Agreement. When used in this Agreement, “including” means “including without limitation.” In the event of any conflict or ambiguity between this Agreement and any Exhibit, this Agreement will control. Whenever the context requires: (a) the singular number shall include the plural, and vice versa; (b) the masculine gender shall include the feminine and neuter genders; (c) the feminine gender shall include the masculine and neuter genders; and (d) the neuter gender shall include the masculine and feminine genders.

15.11 Notices. All notices to be given by any Party to this Agreement to the other Party shall be in writing, and shall be given by certified United States mail, return receipt requested, postage prepaid, to the other, sent by telefax or facsimile transmission, or personally delivered, at the addresses set forth below (or at such other address for a Party has specified by like notice) and shall be deemed given when received if sent by facsimile transmission or personally delivered, or if mailed as provided herein, on the second day after it is so placed in the mail.

The addresses referred to above are:

Buyer:	Ryan Smith
US Energy Corp.
675 Bering St., Suite 100
Houston, TX 77057
Ph: 303-993-3200

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With a courtesy copy to:	Rachel Reese
R. Reese & Associates, PLLC
5225 Katy Freeway, Suite 430, Houston, Texas 77007
Ph: 832-831-2289

Seller:	Mr. Randolph N. Osherow
Trustee
342 W. Woodlawn, Suite 100
San Antonio, TX 78212
Ph: 210-738-3001

With a courtesy copy to:
____________________ ____________________ ____________________ ____________________ Ph: _________________

Any Party at any time may give notice to the other Party of a different address other than that set forth above in accordance with the provisions of this Section 15.11. Failure of any Party to provide courtesy-only copies of notices, demands and other communications shall not impair, modify, limit or otherwise affect any Party’s rights or remedies nor any Party’s obligations under this Agreement.

15.12 Interpretation. Each Party has had an opportunity to review and revise this Agreement and consult with counsel, and any rule of contract interpretation to the effect that ambiguities or uncertainties are to be interpreted against the drafting party or the party who caused it to exist shall not be employed in the interpretation of this Agreement or any document executed in connection herewith.

15.13 Survival of Obligations. All obligations of the Parties set forth in this Agreement shall survive the Closing and Closing Date.

15.14 Waiver. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

15.15 Further Assurances. Buyer and Seller shall each promptly sign and deliver all additional documents and perform all acts reasonably necessary to perform its obligations and carry out the intent expressed in this Agreement. Without limiting the foregoing, at Seller’s request, Buyer shall enter into an amendment to this Agreement, or enter into a superseding asset purchase agreement, to reflect any changes in terms (including any change to the Purchase Price) as may occur as part of the Bankruptcy Court approval, the Auction or the New Auction, if applicable.

15.16 No Waiver. A waiver by either Party of a default by the other Party is effective only if it is in writing and shall not be construed as a waiver of any other default.

15.17 No Beneficiaries. No person or entity besides Buyer, Seller and their permitted successors and assigns has any rights or remedies under this Agreement.

15.18 Incorporation. Any exhibits attached hereto and referred to herein are incorporated into this Agreement.

15.19 Effect of Course of Dealing. No course of dealing between the Parties in exercising any of their respective rights under this Agreement shall operate as a waiver of any such rights, except where expressly waived in writing. Further, nothing herein shall require either Party to terminate this Agreement upon breach or default of this Agreement by the other Party.

15.20 Time. Time is of the essence of this Agreement and each and every provision hereof.

15.21 Seller Capacity as Trustee of the Estate; Limitation on Liability. Buyer acknowledges and understands that Seller is the Chapter 7 trustee of the Estate and that Seller enters this Agreement solely in his capacity as Chapter 7 trustee of the Estate and not in his personal capacity, and no liability or obligations shall accrue to him personally as a result of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be fully executed as of the day and year first above written.

SELLER

By:	/s/ R. N. Osherow Trustee 9/25/2020
Name:	R. N. Osherow Trustee
Title:	Chapter 7 Trustee 20-10726

BUYER

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	CEO

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EXHIBIT A
ASSETS

All of the Estate's right, title and interest in the following real and personal property of the Debtor, excluding only the Excluded Assets set forth at Exhibit B and Exhibit B-1, including, without limitation:

1. 2011 GMC Yukon vehicle – VIN 1GKS1AE01BR373801.

2. The wells and leases listed below.

Collectively, the "*Assets*".

Overall

Well Name	API	County/Parish	State	Operator
Covenant Sunburst Federal 001	30-025-29165	Lea	NM	Legacy Reserves Operating LP
Chauvin 2-29	17-017-24003-0000	Caddo	LA	Amplify Energy Operating
East Lusk 15 Federal 001Y	30-025-40300	Lea	NM	Cimarex Energy
East Lusk 15 Federal Com 002	30-025-40357	Lea	NM	Cimarex Energy
East Lusk 15 Federal Com 003	30-025-41179	Lea	NM	Cimarex Energy
Elkhorn 14	49-009-06019	Converse	WY	Bass Petroleum Inc (Fieldpoint subsidiary)
Elkhorn A St 015658A 15	49-009-06173	Converse	WY	Bass Petroleum Inc (Fieldpoint subsidiary)
Fields 4-1	35-043-22838	Dewey	OK	Chesapeake Operating
Jennings B Federal 002	30-025-27188	Lea	NM	Raye Energy Corp. (Fieldpoint subsidiary)
Jennings Federal 001	30-025-24836	Lea	NM	Raye Energy Corp. (Fieldpoint subsidiary)
Kinney St 0-1821 38	49-009-20113	Converse	WY	Bass Petroleum Inc (Fieldpoint subsidiary)
Korczak Federal 001	30-025-37060	Lea	NM	Marathon Oil
McClintic A-1	42-329-31569	Midland	TX	Pioneer Natural Resources
North Bilbrey 7 Federal 001	30-025-27603	Lea	NM	ConocoPhillips
Prestone Area	*See Below*	*Stephens*	*OK*	*See Below*
Sunburst Spence Federal 002	30-025-30402	Lea	NM	Legacy Reserves Operating LP
Harvest Fee 001	30-015-34572	Eddy	NM	Marathon Oil
Hoss 7800 RA SUA; Crabtree 001	17-017-24672-0000	Caddo	LA	Amplify Energy Operating
Quinoco Sulimar 001	30-005-62537	Chaves	NM	Raye Energy Corp. (Fieldpoint subsidiary)
Chance Fee 001	30-015-35569	Eddy	NM	Marathon Oil
Mercury Fee 001	30-015-34241	Eddy	NM	Marathon Oil

Preston

Well Name	API	County/Parish	State	Operator
BRITT #2-A	35-123-201710000	Stephens	OK	OEX-1, LLC
BRITT #13	35-123-033440000	Stephens	OK	OEX-1, LLC
BRITT #3	35-123-033160000	Stephens	OK	OEX-1, LLC
BRITT 10 LEASE	35-123-033410000	Stephens	OK	OEX-1, LLC
BUTLER #2	35-123-202820000	Stephens	OK	OEX-1, LLC
BUTLER #3	35-123-233560000	Stephens	OK	OEX-1, LLC
CHANUTE #3	35-123-204870000	Stephens	OK	OEX-1, LLC
CHANUTE #4	35-123-204950000	Stephens	OK	OEX-1, LLC
CHANUTE #5	35-123-205770000	Stephens	OK	OEX-1, LLC
DIAMOND #1	35-123-600010000	Stephens	OK	OEX-1, LLC
DIAMOND #3	35-123-203870000	Stephens	OK	OEX-1, LLC
DIAMOND #5	35-123-206620000	Stephens	OK	OEX-1, LLC
DIAMOND #7	35-123-209900000	Stephens	OK	OEX-1, LLC
DORA HELMS #3	35-123-204740000	Stephens	OK	OEX-1, LLC
DORA HELMS #4	35-123-204180000	Stephens	OK	OEX-1, LLC
EE HOUSE #14	35-123-204790000	Stephens	OK	OEX-1, LLC
EE MOUNT 5 (MT GILCREASE 3-5)	35-123-031580000	Stephens	OK	OEX-1, LLC
GEORGE THOMPSON 3	35-123-204680000	Stephens	OK	OEX-1, LLC
JESSE TOWNSITE #2	35-123-205520000	Stephens	OK	OEX-1, LLC
L. BROWN #7	35-029-200740000	Stephens	OK	OEX-1, LLC
L. BROWN #8	35-029-200770000	Stephens	OK	OEX-1, LLC
MCDONALD #4-A	35-123-200600000	Stephens	OK	OEX-1, LLC
MCCURTAIN #1	35-123-204430000	Stephens	OK	OEX-1, LLC

10

10

MCDONALD #1	35-123-032340000	Stephens	OK	OEX-1, LLC
MCDONALD #6	35-123-202530000	Stephens	OK	OEX-1, LLC
MCDONALD #7	35-123-202800000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #1-6	35-123-213450000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #1-7	35-123-213570000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #1-8	35-123-213280000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #2-15	35-123-213060000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #2-8	35-123-023430000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #3-10	35-123-213610000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #3-14	35-123-213050000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #3-13	35-123-216050000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #5-3	35-123-023290000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #4-1	35-123-216710000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE #8-12	35-123-202280000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE 4-2	35-123213030000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE UNIT #1-12	35-123-216700000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE UNIT #5-4	UNKNOWN	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE UNIT #8-9	35-123-216690000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE UNIT PHASE I	UNIT	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE UNIT TR 3 #13	35-123-214930000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE UNIT TR2 #12	35-123-216040000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE UNIT TR7 #12	35-123-213580000	Stephens	OK	OEX-1, LLC
MOUNT GILCREASE UNIT TR7 #13	35-123-213590000	Stephens	OK	OEX-1, LLC
MOUNT, E E (MGU 3-16)	35-123-216070000	Stephens	OK	OEX-1, LLC
MT. GILCREASE #2-16	35-123-220670000	Stephens	OK	OEX-1, LLC
MT. GILCREASE #4-6	35-123-760500000	Stephens	OK	OEX-1, LLC
MT. GILCREASE #2-17	35-123-220680000	Stephens	OK	OEX-1, LLC
MT. GILCREASE 3-17	35-123-222710000	Stephens	OK	OEX-1, LLC
MUSE 3	35-123-221180000	Stephens	OK	OEX-1, LLC
NAN #1	35-123-202890000	Stephens	OK	OEX-1, LLC
NSMGU (KILCREASE #11) #2-11	35-123-202780000	Stephens	OK	OEX-1, LLC
NSMGU (MOUNT) #4-1	35-123-201930000	Stephens	OK	OEX-1, LLC
PETTYJOHN #5	35-123-075820000	Stephens	OK	OEX-1, LLC
PETTYJOHN #B-1	35-123-075830000	Stephens	OK	OEX-1, LLC
PHARR-THOMPSON	35-123-205000000	Stephens	OK	OEX-1, LLC
PROVENCE #2	35-123-078150000	Stephens	OK	OEX-1, LLC
PROVENCE #3	35-123-078160000	Stephens	OK	OEX-1, LLC
PROVENCE #4	35-123-050470000	Stephens	OK	OEX-1, LLC
PROVENCE #5	35-123-078170000	Stephens	OK	OEX-1, LLC
PROVENCE #6	35-123-228620000	Stephens	OK	OEX-1, LLC
PROVENCE A #1	35-123-162460002	Stephens	OK	OEX-1, LLC
PROVENCE A #2	35-123-229700000	Stephens	OK	OEX-1, LLC
RW SIMPSON #2	35-123-026770000	Stephens	OK	OEX-1, LLC
THOMPSON HEIRS #4	35-123-204970000	Stephens	OK	OEX-1, LLC
THOMPSON HEIRS #5	35-123-021760000	Stephens	OK	OEX-1, LLC
MCCARTY TOM #10	35-123-049540000	Stephens	OK	Citation
N EAST FITTS UNIT (MCALESTER)	UNIT	Stephens	OK	Citation
NEFU 1-5		Stephens	OK	Citation
NEFU #10-4	35-123-232760000	Stephens	OK	Citation
NEFU #11-5	35-123-224550000	Stephens	OK	Citation
NEFU #11-6	35-123-232750000	Stephens	OK	Citation
NEFU #13-2 (THOMAS MCCARTY 2)	35-123-049480000	Stephens	OK	Citation
NEFU #1-4		Stephens	OK	Citation
NEFU #14-19	35-123-233460000	Stephens	OK	Citation
NEFU #14-20	35-123-233470000	Stephens	OK	Citation
NEFU #14-21	35-123-233480000	Stephens	OK	Citation
NEFU #15-2	35-123-027260000	Stephens	OK	Citation
NEFU #15-3 (E.VIVIAN #3)	35-123-049610000	Stephens	OK	Citation
NEFU #16-7	35-123-224580000	Stephens	OK	Citation
NEFU #16-8	35-123-231390000	Stephens	OK	Citation
NEFU #18-18	35-123-231420000	Stephens	OK	Citation
NEFU #19-2A (WOOLLEY 19 2A	35-123-201650000	Stephens	OK	Citation
NEFU #20-21	35-123-233490000	Stephens	OK	Citation

11

11

NEFU #2-6	35-123-239610000	Stephens	OK	Citation
NEFU #4-4 (MOODY B-4)	35-123-037230000	Stephens	OK	Citation
NEFU #7-9 (MASTERS 9)	35-123-049910000	Stephens	OK	Citation
NEFU #8-1A (MCKINLEY 1-A)	35-123-049800000	Stephens	OK	Citation
NEFU 10-7	35-123-235090000	Stephens	OK	Citation
NEFU 1-1		Stephens	OK	Citation
NEFU 11-1	35-123-049390000	Stephens	OK	Citation
NEFU 1-2		Stephens	OK	Citation
NEFU 12-3		Stephens	OK	Citation
NEFU 12-5	35-123-235180000	Stephens	OK	Citation
NEFU 15-02 A		Stephens	OK	Citation
NEFU 16-16	35-123-235400000	Stephens	OK	Citation
NEFU 16-1A		Stephens	OK	Citation
NEFU 21-7	35-123-235060000	Stephens	OK	Citation
NEFU 2-3		Stephens	OK	Citation
NEFU 23-7	35-123-235970000	Stephens	OK	Citation
NEFU 23-8	35-123-235080000	Stephens	OK	Citation
NEFU 23-9	35-123-235140000	Stephens	OK	Citation
NEFU 3-1		Stephens	OK	Citation
NEFU 6-3	35-123-235370000	Stephens	OK	Citation
NEFU 7-21	35-123-235550000	Stephens	OK	Citation
NEFU 7-23	35-123-235580000	Stephens	OK	Citation
NEFU 7-26	35-123-236110000	Stephens	OK	Citation
NEFU 8-1A		Stephens	OK	Citation
NEFU 8-5	35-123-234310000	Stephens	OK	Citation
NEFU 9-13	35-123-236100000	Stephens	OK	Citation
NEFU 9-15	35-123-236330000	Stephens	OK	Citation
NEFU 9-16	35123-234340000	Stephens	OK	Citation
NEFU 9-19	35-123-236360000	Stephens	OK	Citation
NEFU 9-7	35-123-234610000	Stephens	OK	Citation
THOMAS #1	35-123-203500000	Stephens	OK	Citation
BARROW 1	35-015-21715	Stephens	OK	Wagner
ROZIE 1-31	35-015-22476	Stephens	OK	Wagner
VIRGINIA 1-31	35-015-21634	Stephens	OK	Wagner
CITY OF ARDMORE 3-1	35-019-22184	Stephens	OK	Wagner
PARMENTER 2-4	35-049-22014	Stephens	OK	Wagner
POWELL D 1	35-051-22247	Stephens	OK	Wagner
LIVELY 1-6	35-077-20295	Stephens	OK	Wagner
IDA HOLLIE 2	35-079-20985	Stephens	OK	Wagner
IDA HOLLIE 3	35-079-21306	Stephens	OK	Wagner
IDA HOLLIE UNIT 1	35-079-20248	Stephens	OK	Wagner
POLLARD 2	35-083-20501	Stephens	OK	Wagner
LEWIS 1	35-087-20520	Stephens	OK	Wagner
MOONEY 1	35-087-20127	Stephens	OK	Wagner
FOLMAR 1 (CITY LIMITS)	35-109-20825	Stephens	OK	Wagner
TEX 1	35-121-21220	Stephens	OK	Wagner
ALEXANDER 1-3	42-211-30915	Stephens	OK	Wagner
BARROW 2-31	35-015-22711	Stephens	OK	Riviera
DEVAUGHAN 1-31	35-015-22780	Stephens	OK	Riviera
ROSSER 1-31	35-015-22876	Stephens	OK	Riviera
ROZIE 2-31	35-015-23225	Stephens	OK	Riviera

Acreage

Lease/Contractual Interest	Legal	Net Acres
Operating Agreement - 8/11/2005	T18S R35E Sec 22: E2 - Limited to depths below the Queen Formation	120.00
State of New Mexico Lease E-1533	T18S R35E Sec 35: SW, S2SE4 - All Depths	120.00
State of New Mexico Lease E-1533	T18S R35E Sec 36: N2SW - All Depths	80.00
State of New Mexico Lease E-1635	T18S R35E Sec 27: E2SE4 - Limited to depths below the Devonian Formation	20.00
State of New Mexico Lease V-06744	T18S R35E Sec 27: W2SE4 - Limited to depths below the Devonian Formation	20.00
Letter Agreement - 9/1/2005	T18S-R35E Sec 27: W2 NW4 SE4 - Surface to base of Devonian Formation	10.00
Letter Agreement - 9/1/2005	T18S-R35E Sec 27: SW4 SE4 - Surface to base of Devonian Formation	20.00
State of New Mexico Lease E-1635	T18S R35E Sec 26: W2SW4 - Limited to depths below the Devonian Formation	30.00
State of New Mexico Lease E-1635	T18S R35E Sec 26: SE4SW4 - Limited to depths below the Devonian Formation	10.00
State of New Mexico Lease E-1533	T18S R35E Sec 35: N2SE4 - All Depths	40.00
State of New Mexico Lease B-1482	T18S R35E Sec 36: S2SW - All Depths	49.52
		509.52

12

12

EXHIBIT B
EXCLUDED ASSETS

Notwithstanding the other provisions of the Agreement or any other exhibit, the Assets do not include the following assets owned by the Estate or in which it has or had any interest (collectively, the "*Excluded Assets*"): (a) tax attributes, including, but not limited to net operating loss carryovers; (b) tax refunds, insurance refunds or other refunds (except as described on Exhibit A); (c) any property owned by third parties; (d) workers' compensation refunds; (e) utility, security or similar deposits; (f) cash, deposit accounts, certificates of deposit or other cash equivalents (except as described on Exhibit A); (g) the corporate minute book and related corporate governance records; (h) insurance policies; (i) assets which are not assignable by Seller to Buyer as a matter of law; (j) accounts, accounts receivable and/or money owed, including, without limitation, under a promissory note or proceeds of production attributable to any time prior to the Closing Date; (k) causes of action or claims (including, without limitation, any causes of action, claims or avoidance actions under Chapter 5 of the Bankruptcy Code and/or applicable state law) that Seller would be or may be entitled to bring as the Chapter 7 trustee or to use as an offset or defense to any claim; (l) commercial leases; (m) personnel records, and/or any other records or documents required to be kept confidential or private under agreement or applicable law, in any form (whether in hard copies, electronic files or otherwise) (confidential documents made confidential by agreement, only (not confidential by operation of law, but only by agreement), shall be disclosed to Buyer subject to a confidentiality agreement in a form reasonably acceptable to the Seller); (n) assets operated by Trivista Operating, LLC, in the Ranger and Taylor Serbin Fields in which Debtor owns a working interest, more specifically described in Exhibit B-1; (o) licenses, franchises, software, copyrights, patents, trademarks or other intellectual property with respect to which the Debtor is or was the licensee or franchisee and which may not be transferred by Trustee to Buyer under applicable law or without third party consent (including any consent by a licensor or franchisor); (p) office furniture; (q) any attorney client privilege or similar privilege; and (r) proceeds of any of the foregoing.

13

14

15

16

17

18

19

20

EXHIBIT C

FORM OF BILL OF SALE

[to be provided.]

21

EXHIBIT D

FORM OF QUITCLAIM ASSIGNMENT

[to be provided.]

22